                          REGISTRATION RIGHTS AGREEMENT

         This Registration Rights Agreement (the "Agreement"), dated as of August 14, 1996, is made and entered into by UStel, Inc., a Minnesota corporation (the "Company"), and Noam Schwartz, David Schwartz, the RGB 1993 Family Trust for which David Schwartz is trustee, and the TAD 1993 Family Trust for which Yoel Iny is trustee (each refereed to herein as a "Schwartz Shareholder" and collectively referred to herein as the "Schwartz
Shareholders"), with reference to the following facts:

         A. The Schwartz Shareholders hold an aggregate of 950,000 shares of Common Stock, $.01 par value per share (the "Common Stock") of the Company as set forth in Schedule A attached to hereto.

         B. Noam Schwartz, Haskel Iny and Ronnie Schwartz personally guaranteed the payment of performance of the Company of its obligations to Jeflor, Inc., a Panamanian corporation ("Jeflor"), in connection with a certain loan by Jeflor to the Company in the aggregate amount of $1,200,000.

         C. The Company granted the Schwartz Shareholders registration rights pursuant to a Unanimous Written Consent of the Board of Directors of the Company dated as of June 10, 1996.

         B. This Agreement grants certain registration rights to each Schwartz Shareholder as contemplated by the parties to the Plan.

                  NOW, THEREFORE, the parties agree as follows:

         1. Definitions. As used in this Agreement, the capitalized terms set forth below shall have the following meanings:

                  Affiliate - An Affiliate of a Schwartz Shareholder means (i) any Person that directly, or indirectly through one or more intermediaries, is controlled by such Schwartz Shareholder, (ii) the spouse, siblings, ancestors and lineal descendants of such Schwartz Shareholder, and (iii) the spouses of the siblings, ancestors and lineal descendants of such Schwartz Shareholder.

                  Common Stock - As defined in Paragraph A above.

                  Demand Period - A period commencing on August 15, 1996 and terminating on August 14, 1999.

                  NASD - National Association of Securities Dealers, Inc.

                  Person - An individual, partnership, joint venture, corporation, limited liability company, trust, unincorporated organization or any other entity or organization, including, without limitation, any government or department or agency thereof.

                  Registrable Shares - Schwartz Shares owned by each Schwartz Shareholder.

                  Registration Expenses - Any and all expenses incident to performance of or compliance with this Agreement, including without limitation:
(i) all SEC and stock exchange or NASD registration and filing fees, (ii) all fees and expenses of complying with state securities or blue sky laws (including reasonable fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Shares), (iii) all printing, messenger and delivery expenses, (iv) the fees and disbursements of counsel for the Company and of its independent public accountants, (v) any fees and disbursements of underwriters customarily paid by issuers or sellers of securities, and (vi) the fees and disbursements of any special experts retained by the Company in connection with the requested registration, but excluding underwriting discounts and commissions, fees, discounts and commissions of brokers and dealers, transfer taxes and the fees and disbursements of counsel for any Schwartz Shareholders.

                  Rule 144 - Rule 144 as promulgated under the Securities Act, as such rule may be amended from time to time, or any similar successor rule that may be promulgated by the SEC.

                  Securities Act - The Securities Act of 1933, as amended.

                  SEC - The Securities and Exchange Commission.

                  Schwartz Shareholder - As defined in the introductory paragraph of this Agreement.

                  Schwartz Shares - All or any part of the 950,000 shares of Common Stock as described in paragraph A above.

         2. Demand Registration Rights.

                  (a) Demand by Schwartz Shareholders. Subject to the further terms and conditions of this Agreement, if, at any time within the Demand Period, any or all of the Schwartz Shareholders notify the Company in writing that they collectively or individually desire to sell or distribute to the public any of the Schwartz Shares which then constitute Registrable Shares (which request shall specify the number of Registrable Shares intended to be disposed of by each such Schwartz Shareholder and the intended method of disposition thereof, and a consent by each such Schwartz Shareholder to, and an agreement to be bound by, the terms, obligations and conditions of this Agreement), the Company shall use its best efforts to cause the Registrable Shares for which each such Schwartz Shareholder has requested registration to be registered under the Securities Act; provided that each such Schwartz Shareholder has at the time of such request, consented in writing to, and agreed to be bound by, the terms, obligations and conditions of this Agreement.

                  (b) Priorities in Demand Registrations. The Company may include in any registration statement filed in response to the request by such Schwartz Shareholder other shares of Common Stock for sale by the Company or by other stockholders; provided, however, if such registration statement relates to an underwritten offering and the managing underwriter or underwriters advise the Company in writing that, in its or their opinion, the number of securities requested to be included in such registration would adversely affect such offering (including, without limitation, a decrease in the price at which such securities can be sold), then the amount of the shares of Common Stock included in the offering shall be reduced, and the Registrable Shares and the other shares of Common Stock to be included in the offering shall participate in such offering as follows: (i) the Registrable Shares to be sold by the Schwartz Shareholders shall have priority over all shares to be offered by the Company and other stockholders of the Company, except to the extent that any shares held by such other stockholders have either demand or incidental registration rights granted on or before June 10, 1996 which specify that they shall have priority or pari passu rights, in which event the Registrable Shares shall not have priority over such shares offered by such other stockholders, and instead the number of Registrable Shares of each Schwartz Shareholder to be included in the offering shall be reduced in accordance with such other registration rights provisions; and (ii) all Registrable Shares which are Schwartz Shares for which Schwartz Shareholders have requested registration shall be treated pari passu, along with the shares with registration rights


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
granted pursuant to the Registration Rights Agreement, dated as of August 14, 1996, with the Company regarding the Consortium Shares (as defined in that Agreement), for purposes of inclusion in any such registration. In connection with this provision, the Company hereby reaffirms the registration rights of Kamel B. Nacif as set forth in the Securities Purchase Agreement dated as of September 30, 1994 and the Agreement dated February 29, 1996 entered into with the Company.

                  (c) Limitations. The following limitations shall apply to the obligation of the Company to effect the registration of Registrable Shares pursuant to the provisions of this Paragraph 2:

                           (i) The Schwartz Shareholders collectively shall not
be entitled to make a request pursuant to this Paragraph 2 more than once, provided that the registration so requested is actually effected and remains in effect in accordance with Paragraph 4.1(b), and at least 50% of the Schwartz Shares have been included in the demanded registration.

                           (ii) The Company shall not be required to prepare and
file a registration statement pursuant to this Paragraph 2 within 90 days of the effective date of any registration statement pertaining to securities of the Company, other than a registration of securities pertaining to an employee benefit plan or dividend reinvestment plan.

                           (iii) The Company shall not be required to prepare
and file a registration statement under this Paragraph 2 during any period of time when: (x) the Company is in possession of material non-public information which it reasonably believes would be detrimental to be disclosed at such time, and, in the opinion of counsel to the Company, such information would have to be disclosed if a registration statement was filed at that time; or (y) the Company determines, in its reasonable judgment, that such registration would interfere with any financing or acquisition involving the registration of securities of the Company under the Securities Act.

In the event the Company elects not to prepare and file a registration statement based upon a reason stated in subsection (ii) or (iii) above, the Company will thereafter attempt in good faith to prepare and file a registration statement as soon as reasonably possible thereafter when it determines that such limitation no longer is applicable.

         3. Registration Not Required. Notwithstanding the provisions of Paragraph 2 of this Agreement:

                  (a) The Company shall not be required to effect or cause the registration of any Registrable Shares pursuant to Paragraph 2 if, within forty-five (45) days after its receipt of a request to register such shares, the Company delivers to the requesting Schwartz Shareholders an opinion of counsel in form and substance satisfactory to counsel to such Schwartz Shareholder, that the entire number of Registrable Shares proposed to be sold by such Schwartz Shareholder may be sold without registration under the Securities Act, whether pursuant to Rule 144 or otherwise, within a period of not more than 90 days. The Company shall not discontinue such registration process under this Paragraph 3(a) until at least twenty (20) days have passed


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
since it sent notice of the registration request to the other non-requesting Schwartz Shareholders under Paragraph 3(b) below.

                  (b) The Company shall not be required to effect or cause the registration of any Registrable Shares pursuant to the provisions of Paragraph 2 unless the Schwartz Shareholder thereof has properly requested such registration in accordance with Paragraph 2(a) within twenty (20) days after the Company shall have sent any non-requesting Schwartz Shareholder written notice that other Schwartz Shareholders have exercised their right to request registration hereunder; provided, however, that if the end of the Demand Period falls within such 20-day period, then the Company shall not be required to effect or cause the registration of such Schwartz Shareholder's Registrable Shares unless the Schwartz Shareholder thereof has requested such registration in writing as provided hereinabove before the end of the Demand Period.

         4.Registration Procedures.

                  4.1 Company Obligations. If and whenever the Company is required to use its best efforts to effect the registration of any Registrable Shares under the Securities Act as provided in this Agreement, the Company shall, within 30 days, as promptly as practicable:

                  (a) prepare and file with the SEC a registration statement with respect to such Registrable Shares and use its best efforts to cause such registration statement to become effective as soon thereafter as reasonably practicable. The Company will promptly notify each requesting Schwartz Shareholder and, if requested by each such Schwartz Shareholder, confirm such advice in writing, (i) when such registration statement becomes effective, (ii) when any post-effective amendment to such registration statement becomes effective, and (iii) of any request by the SEC for any amendment or supplement to such registration statement or any prospectus relating thereto or for additional information;

                  (b) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for at least six months (or for such shorter period in which each participating Schwartz Shareholder has sold all of the Registrable Shares included in such registration statement) and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by each such Schwartz Shareholder set forth in such registration statement;

                  (c) furnish to each requesting Schwartz Shareholder at least one copy of such registration statement and of each amendment and supplement thereto (in each case including all exhibits) and such number of copies of the prospectus included in such registration statement (including each preliminary prospectus) and of each supplement thereto and of such other documents as each such Schwartz Shareholder may reasonably request in order to facilitate the disposition of the Registrable Shares by each such Schwartz Shareholder;

                  (d) use its best efforts to register or qualify the Registrable Shares covered by the registration statement under such securities or blue sky laws of any State of the United States as each Schwartz Shareholder or the managing underwriter, if any, shall reasonably request, and do any and all other acts and things which may be reasonably necessary or advisable to enable each Schwartz Shareholder and each underwriter, if any, to consummate the disposition in such jurisdictions of the Registrable Shares to be sold by each Schwartz Shareholder, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction where, but for the requirements of this Paragraph 4.1(d), it would not be obligated to be so qualified, to subject itself to taxation in any such jurisdiction or to consent to general service of process in any such jurisdiction;

                  (e) promptly notify each participating Schwartz Shareholder at any time when a prospectus is required to be delivered under the Securities Act during the period mentioned in Paragraph 4.1(b) and the Company becomes aware that the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; and, at the request of any such Schwartz Shareholder, promptly prepare and furnish to such Schwartz Shareholder a reasonable number of copies of an amended or supplemental prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; and

                  (f) make available for inspection by each Schwartz Shareholder, by any underwriter participating in any disposition to be effected pursuant to such registration statement and by any attorney, accountant or other agent retained by such Schwartz Shareholder or any such underwriter, in each case upon receipt of an appropriate confidentiality agreement, all financial and other records, corporate documents and properties of the Company and its subsidiaries, and cause the Company's officers and employees to supply all information, as may be reasonably requested by any such Schwartz Shareholder or any such underwriter, attorney, accountant or agent in connection with such registration statement.

         4.2 Schwartz Shareholder Obligations.

                  (a) In connection with any registration of Registrable Shares pursuant to this Agreement, each requesting Schwartz Shareholder shall furnish the Company in writing such information and documents regarding Schwartz Shareholder and the distribution of the Registrable Shares as the Company may reasonably request (including without limitation a written consent to, and agreement to be bound by, the terms, obligations and conditions of this Agreement), and each requesting Schwartz Shareholder shall execute all questionnaires, powers of attorney, indemnities, standstill agreements, holdback agreements, underwriting agreements and other documents required under the terms of this Agreement or any underwriting agreements as may be necessary or appropriate to effect the registration of the Registrable Shares under the Securities Act and state securities or blue sky laws, as reasonably determined by the Company.

                  (b) The Company shall have no obligation to proceed with any registration requested pursuant to Paragraph 2(a) if requesting Schwartz Shareholders do not furnish the Company with such information or documents as the Company may reasonably request under Paragraph 4.2(a) within a reasonable period of time after such request.

                  (c) Upon receipt of any notice from the Company of the happening of any event of the kind described in Paragraph 4.1(e), each Schwartz Shareholder shall forthwith discontinue disposition of Registrable Shares pursuant to the registration statement covering such Registrable Shares until such Schwartz Shareholder's receipt of copies of the supplemented or amended prospectus contemplated by


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
Paragraph 4.1(e), and, if so directed by the Company, each Schwartz Shareholder shall deliver to the Company all copies, other than permanent file copies then in such Schwartz Shareholder's possession, of the prospectus covering such Registrable Shares in effect at the time of receipt of such notice. In the event the Company shall give any such notice, the period mentioned in Paragraph 4.1(b) shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to Paragraph 4.1(e) to and including the date when such Schwartz Shareholder shall have received the copies of the supplemented or amended prospectus contemplated by Paragraph 4.1(e).

                  (d) If requested by the managing underwriter of any underwritten offering of securities of the Company, each Schwartz Shareholder shall agree not to effect any public sale or distribution of any Shares (except pursuant to the registration statement), including any sale pursuant to Rule 144, during the ten-day period prior to and the 90-day period following the effectiveness of the registration statement relating to such offering.

                  4.3 Expenses. The Company shall pay all Registration Expenses in connection with each registration of Registrable Shares pursuant to Paragraph 2; provided, however, that (a) all underwriting discounts and commissions and fees, discounts and commissions of brokers and dealers attributable to the Registrable Shares shall be borne and paid by each applicable Schwartz Shareholder, and (b) any other fees or expenses incurred by any of the parties, including fees and expenses of attorneys and accountants, shall be borne by the party that incurred them.

         5. Selection of Underwriters.

                  If any Registrable Securities are to be sold in an underwritten offering pursuant to the provisions of Paragraph 2, the managing underwriter of such offering shall be determined by the mutual agreement of requesting Schwartz Shareholders (acting by majority vote based upon their respective stock interests) and the Company; provided, however, in any event the designation of such underwriter shall be reasonably satisfactory to the Company.

         6. Indemnification.

                  6.1 Indemnification by the Company. In the event of any registration of Registrable Shares under the Securities Act pursuant to this Agreement, the Company shall indemnify and hold harmless, to the extent permitted by law, each Schwartz Shareholder, each Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls any such underwriter within the meaning of the Securities Act, against any and all losses, claims, damages or liabilities to which such Schwartz Shareholder or such underwriter or controlling Person may become subject under the Securities Act, common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect


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
thereof) arise out of or are based upon (a) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary, final or summary prospectus contained therein, or any amendment or supplement thereto, or (b) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company shall reimburse each such Schwartz Shareholder and each such underwriter and controlling Person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) arises out of or is based upon any breach by the indemnified person of its obligations under this Agreement, including, without limitation, those contained in Paragraph 4.2, or any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement or amendment or supplement thereto or in any such preliminary, final or summary prospectus, or amendment or supplement thereto, in reliance upon and in conformity with information furnished to the Company by or on behalf of any such Schwartz Shareholder or any such underwriter or controlling Person for use in the preparation thereof; and provided further, that the Company shall not be liable to any Schwartz Shareholder or any Person who participates as an underwriter in the offering or sale of Registrable Shares, or to any other Person who controls such underwriter within the meaning of the Securities Act, under the indemnity agreement set forth in this Paragraph 6.1, with respect to any such untrue statement or omission in any preliminary prospectus or the final prospectus, or the final prospectus as amended or supplemented, as the case may be, to the extent that any such loss, claim, damage or liability of such Schwartz Shareholder or such underwriter or controlling Person results from the fact that such Schwartz Shareholder or such underwriter sold Shares to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the final prospectus (including any documents incorporated by reference therein) or of the final prospectus as then amended or supplemented (including any documents incorporated by reference therein), whichever is most recent, if the Company has previously furnished copies thereof to such Schwartz Shareholder or such underwriter and such final prospectus, as then amended or supplemented, has corrected any such untrue statement or omission. The indemnity provided for herein shall remain in full force and effect regardless of any investigation made by or on behalf of any such Schwartz Shareholder or any such underwriter or controlling Person.

                  6.2 Indemnification by Each Schwartz Shareholder. In the event of any registration of Registrable Shares under the Securities Act pursuant to this Agreement, each requesting Schwartz Shareholder shall indemnify and hold harmless (in the same manner and to the same extent as set forth in Paragraph 6.1) the Company, each director of the Company, each officer of the Company who shall sign the registration statement and its controlling Persons, if any, and all other prospective sellers and their respective directors, officers and controlling Persons with respect to any untrue statement or alleged untrue statement in or omission or alleged omission from such registration statement, any preliminary, final or summary prospectus contained therein, or any amendment or supplement thereto, if such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with information furnished to the Company by or on behalf of such Schwartz Shareholder for use in the preparation of such registration statement, preliminary, final or summary prospectus or amendment or supplement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any of the other prospective sellers or any of their respective directors, officers or controlling Persons.

                  6.3 Conduct of Indemnification Proceedings. Any Person entitled to indemnification hereunder shall (a) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification, and (b) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided, however, that any Person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Person and not of the indemnifying party unless (a) the indemnifying party has agreed to pay such fees or expenses, (b) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such Person, or (c) the Person to be indemnified shall have been advised by counsel in writing that a conflict of interest exists between such Person and the indemnifying party with respect to such claims


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(in which case, if the Person notifies the indemnifying party in writing that such Person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such Person). The indemnifying party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld). No indemnified party will be required to consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by all claimants or plaintiffs to such indemnified party and its Affiliates of a release from all liability in respect to such claim or litigation. Any indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim.

                  6.4 Other Indemnification. Indemnification similar to that specified in the preceding subdivisions of this Paragraph 6 (with appropriate modifications) shall be given by the Company to each Schwartz Shareholder and each underwriter of Registrable Shares, and by each Schwartz Shareholder to the Company, with respect to any required registration or other qualification of securities under any federal or state law or regulation other than the Securities Act.

                  6.5 Contribution. If the indemnification provided for in Paragraphs 6.1, 6.2 or 6.4 is unavailable to a party that would have been an indemnified party under any such Paragraph in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each party that would have been an indemnifying party thereunder shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and such indemnified party, on the other, in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof). The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statements of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or such indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company agrees that it would not be just and equitable if contribution pursuant to this Paragraph 6.5 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this Paragraph 6.5. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to in this Paragraph 6.5 shall include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim (which shall be limited as provided in Paragraph 6.3). No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         7. General.

                  7.1 Assignment. Any purchaser or transferee of the Schwartz Shares shall be entitled to the registration rights granted to the Schwartz Shareholders, pursuant to this Agreement.

                  7.2 Notices. All notices, requests, consents and other communications under this Agreement shall be in writing and shall be delivered by hand or facsimile or mailed by first-class certified or registered mail, return receipt requested, postage prepaid, as follows:


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
                  (a) If to the Company, at 2775 Rainbow Boulevard, Suite 102, Las Vegas, Nevada 89102, Attention: Secretary, or facsimile no. (702) 247-7447, or at such other address or addresses as may have been furnished in writing by the Company to each Schwartz Shareholder; or

                  (b) If to any Schwartz Shareholder, at the Schwartz Shareholder's last known address on the shareholder records of the Company, or such other address or addresses as may have been furnished to the Company in writing by such Schwartz Shareholder.

All such notices shall be deemed given when actually delivered by hand or facsimile, or, if sent by FedEx or other overnight delivery service, one (1) business day after sending, or, if mailed, three (3) business days after deposit in the U.S. mail properly addressed in accordance with this Paragraph.

                  7.3 Registrable Shares. Any references in this Agreement to a specified number of Registrable Shares shall be adjusted to give effect to any stock dividends, stock splits or like capital adjustments effected after the date hereof with respect to the Common Stock of the Company.

                  7.4 Delay of Registration. No Schwartz Shareholder shall take, and by accepting this Agreement each Schwartz Shareholder hereby acknowledges and agrees that he shall not have any right to take, any action to restrain, enjoin or otherwise delay any registration of securities of the Company as a result of any controversy that might arise with respect to the interpretation or implementation of this Agreement.

                  7.5 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their permitted successors and assigns. Except as otherwise specifically provided herein, this Agreement does not create, and shall not be construed as creating, any rights enforceable by any Person not a party to this Agreement.

                  7.6 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  7.6 General. This Agreement may be modified only by an agreement in writing signed by all parties hereto. This Agreement constitutes the final agreement of the parties concerning the matters herein and supersedes all prior and contemporaneous agreements and understandings, whether oral or written, between them respecting the subject matter hereof. This Agreement may be executed in any number of counterparts, each of which shall constitute an original and all of which together shall constitute one and the same instrument. Terms used herein in any number or gender include other numbers or genders, as the contest may require. If any of the provisions of this Agreement are determined to be illegal, invalid or otherwise unenforceable, in whole or in part, they shall be deemed severable from, and shall in no way affect the validity or enforceability of, the remaining provisions of this Agreement. This Agreement shall be governed by and construed, interpreted and enforced under the laws of the State of Nevada. Captions and paragraph headings used herein are for convenience only and are not a part of this Agreement and shall not be used in construing it.

                  IN WITNESS WHEREOF, UStel has executed this Agreement for the benefit of each Schwartz Shareholder as of the date set forth on the first page hereof, and each Schwartz Shareholder shall be entitled to rely upon and legally enforce the terms hereof.

                                        UStel, Inc.

                                        By:
                                           ----------------------------------

                                        Name:
                                             ---------------------------------

                                        Title:
                                              --------------------------------

                                        --------------------------------------
                                        Noam Schwartz

                                        -------------------------------------
                                        David Schwartz, on behalf of himself,
                                        and as trustee of the RGB 1993
                                        Family Trust

                                        ------------------------------------
                                        Yoel Iny, as trustee of the TAD 1993
                                        Family Trust


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
                                   SCHEDULE A

TAD 1993 Family Trust                       270,750 shares

RGB 1993 Family Trust                       342,000 shares

Noam Schwartz                               200,750 shares

David Schwartz                              66,500 shares

TOTAL                                       950,000


                                      -11-